UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 31, 2011

Clear Skies Solar, Inc.

 (Exact name of Registrant as specified in its charter)

Delaware	000-53105	30-0401535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Old Country Road, Suite 610 Mineola, NY	11501-4241
(Address Of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code: (516) 282-7652

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1-REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.02.

Termination of a Material Definitive Agreement.

As a consequence of longstanding disputes between Clear Skies Solar, Inc. (the “Company”) and its landlord, SNH Medical Office Properties Trust (the “Landlord”), the Company was notified by the Landlord that due to the failure of the Company to fully comply with the lease it is terminating the lease with the Company for its principal offices located at 200 Old Country Road, Mineola, New York effective as of October 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clear Skies Solar, Inc.

Dated:  November 4, 2011

By:  /s/ Ezra Green

Ezra Green,

Chief Executive Officer

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